SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (the "Agreement") is entered into as of November 14, 2007, by and among China Recycling Energy Corporation, a Nevada corporation (the "Company"), and Hanqiao Zheng (the "Purchaser") hereof, with regard to the following:

RECITALS

WHEREAS, the Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation S (the "Regulation S"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

 WHEREAS, the Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, shares of the Company’s Common Stock, $0.001 par value (the "Shares"). AGREEMENTS NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES

Section 1.1 Purchase of Shares.

Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Shares shall be consummated in a "Closing." Purchaser agrees to purchase from Company 3,278,259Shares of Company’s common stock, at the price of $ 1.23 per share (the "Purchase Price"). The Total Purchase Price for all the Shares issued is $ 4,032,258.

Section 1.2 Share Issuance.

The Share Purchase shall take place at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing. The Company shall deliver to the Purchaser either (i) a certificate or certificates representing the Shares sold or (ii) instruments of assignment or transfer that shall, in the reasonable opinion of the Purchaser be necessary to issue the Shares to the Purchaser.

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Section 1.3 Purchase Payment.

Within Three Months from the effective date of this Agreement, Purchaser shall make Three Payments, each in amount of $ 1,344,086, to Company to satisfy the Total Purchase Price by either (i) bank wire transfer or (ii) check. The first payment shall be made upon the entry and execution of this Agreement.

ARTICLE II

PURCHASER’S REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Purchaser.

Each Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing, that the following statements are true and correct:

(a)

Each of the Purchasers has all power and authority to execute, deliver and perform this Agreement.

(b)

This Agreement is the valid and binding obligation of each of the Purchasers, enforceable against each of the Purchaser in accordance with its terms.

(c)

The Shares will be acquired for investment for the account of the Purchaser, and not as a nominee or agent, and not with a view to the distribution or public offering thereof. In connection therewith, the Purchaser confirms that he is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor located within the United States, and that the transaction will be between non-U.S. Persons, and take place outside of the United States.

(d)

None of the Purchaser has been contacted concerning the acquired Shares or the matters set forth in this Agreement by means of any advertisement or other general solicitation.

(e)

The Purchaser understands that (i) the acquired Shares have not been registered under either the Securities Act of 1933, as amended or the securities laws of any state by reason of specific exemptions therefrom and that such securities may be resold in the United States without registration under the Securities Act only in certain limited circumstances.

(f)

The Purchaser has access to information relating to the Company as the Purchaser deems necessary to make an informed investment decision in connection with the acquired Shares, and except as provided in Section 2.02 below, the Company is making no representations and warranties concerning the acquired Shares or the business of the Company.

(g)

Each of the Purchaser understands that Regulation S promulgated under the Securities Act, is available only for offers and sales of securities outside the United States, and will comply with Regulation S, specifically complying with the restrictions on re-sale of the securities of Rules 903 (a) and (b)(3) of Regulation S.

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(h)

Each of the Purchase is also an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, provided that the sales of securities under this Agreement is an offshore sale in reliance upon the exemption from securities registration afforded by the provisions of Regulation S;

(i)

Each of the Purchaser understands that (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the Company may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed, (iii) the Company is under no obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(j)

Legends. Each of the Purchaser acknowledges that the Shares he acquires will bear the following restrictive legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES, ACKNOWLEDGES THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL OR STATE LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES PURSUANT TO (I) RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE COMPANY REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS TO WHOM WRITTEN NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (II) THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND ANY APPLICABLE STATE SECURITIES LAWS OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY TO THAT EFFECT.

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(k)

Each Purchaser acknowledges that he is aware of his respective obligations under the Securities Exchange Act of 1934 (the "1934 Act"), including, but not limited to those filing obligations that are triggered as a result of the consummation of the sale of the Sale Shares pursuant to Sections 13 and 16 of the 1934 Act, together with filings required to be made by the Company, under the control of the Purchaser, after the consummation of the sale of the Shares.

Section 2.2 Representations and Warranties of the Company.

The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing that the following statements are true and correct:

(a)

The Company is a corporation duly organized and existing in good standing under the laws of the state of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company taken as a whole, or on the transactions contemplated hereby.

(b)

The Company has the requisite corporate power and authority to enter into and perform under the Transaction Documents, and to issue, sell and perform its obligations with respect to the Shares in accordance with the terms hereof and thereof and in accordance with the terms and conditions of the Shares; the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other Person is required with respect to any of the transactions contemplated hereby; this Agreement and the Shares have been duly executed and delivered by the Company; and this Agreement constitutes legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights or remedies of creditors generally, or by other equitable principles of general application, and as rights to indemnity and contribution under this Agreement may be limited by federal or state securities laws. "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated association, corporation, entity or government (whether federal, state, county, city or otherwise, including, without limitation, any instrumentality, division, agency or department thereof).

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(c)

Except as set forth in (b) of this Section 2.2, the execution, delivery and performance by the Company and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws, post-sale filings pursuant to applicable state and federal securities laws, filings with the OTCBB and any consent, action or filing that either individually or in the aggregate would not have a Material Adverse Effect.

(d)

Except as disclosed in the Company’s SEC Documents filed by it with the SEC, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the Company’s Knowledge, threatened against or affecting the Company or any of its directors or officers in their capacities as such which could reasonably be expected to have a Material Adverse Effect. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company could reasonably be expected to have a Material Adverse Effect.

(e)

The Company acknowledges and agrees that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length," and that any statement made by a Purchaser or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser’s purchase of the Securities and has not been relied upon as such in any way by the Company, its officers or directors. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

(f)

Neither the Company nor to the Company’s knowledge any distributor participating on the Company’s behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or to the Company’s knowledge any such distributor, has conducted any "general solicitation," as described in Regulation D, with respect to any of the Securities being offered hereby.

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ARTICLE III

MISCELLANEOUS

Section 3.1 Governing Law; Successors and Assigns.

This Agreement shall be governed and construed in accordance with the law of the State of Nevada and applicable federal law and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties

Section 3.2 Entire Agreement.

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces any prior agreement or understanding between the Purchaser and the Company with respect to the sale of the Shares between the Company and the Purchaser.

Section 3.3 Headings.

The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

Section 3.4 Counterparts.

This Agreement may be executed in any number of counterpart copies, all of which copies shall constitute one and the same instrument.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the parties hereto have signed this Share Purchase Agreement as of the date first above written.

Signature Page for Company

COMPANY

CHINA RECYCLING ENERGY CORPORATION

By

/s/Guangyu Wu
Guangyu Wu
Chief Executive Officer

Signature Page for Purchaser

PURCHASER

By

/s/Hanqiao Zheng
Hanqiao Zheng

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